UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 24, 2014

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 West Street New York, New York		10007
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Attached as exhibits hereto are a press release and financial tables dated April 24, 2014 issued by Verizon Communications Inc. (Verizon) as well as an investor presentation of Verizon’s first quarter 2014 financial results dated April 24, 2014.

Non-GAAP Measures

Verizon’s press release, financial tables and investor presentation include financial information prepared in conformity with generally accepted accounting principles (GAAP) as well as non-GAAP financial information. It is management’s intent to provide non-GAAP financial information to enhance the understanding of Verizon’s GAAP financial information and it should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure is presented along with the corresponding GAAP measure so as not to imply that more emphasis should be placed on the non-GAAP measure. The non-GAAP financial information presented may be determined or calculated differently by other companies.

Verizon consolidated earnings before interest, taxes, depreciation and amortization (Consolidated EBITDA), Consolidated EBITDA margin, Verizon Wireless Segment EBITDA (Wireless EBITDA), Verizon Wireless Segment EBITDA service margin (Wireless EBITDA service margin), Wireline Segment EBITDA (Wireline EBITDA) and Wireline Segment EBITDA margin (Wireline EBITDA margin) are non-GAAP measures and do not purport to be alternatives to GAAP items as measures of operating performance. Management believes that these measures are useful to investors and other users of our financial information in evaluating operating profitability on a more variable cost basis as they exclude the depreciation and amortization expense related primarily to capital expenditures and acquisitions that occurred in prior years, as well as in evaluating operating performance in relation to Verizon’s competitors.

Verizon Consolidated Adjusted EBITDA (Consolidated Adjusted EBITDA) is a non-GAAP measure and does not purport to be an alternative to a GAAP item as a measure of operating performance. Management believes that this measure provides relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance.

Consolidated EBITDA is calculated by adding back interest, taxes, depreciation and amortization expense, equity in earnings of unconsolidated businesses and other income and (expense), net to net income. Consolidated EBITDA margin is calculated by dividing Consolidated EBITDA by total revenues. Consolidated Adjusted EBITDA is calculated by excluding the effect of non-operational items from the calculation of Consolidated EBITDA.

Wireless EBITDA is calculated by adding back depreciation and amortization expense to Verizon Wireless operating income, and Wireless EBITDA service margin is calculated by dividing Wireless EBITDA by Verizon Wireless service revenues. Wireless EBITDA service margin utilizes service revenues rather than total revenues in order to capture the impact of providing service to the wireless customer base on an ongoing basis. Service revenues primarily exclude equipment revenues (as well as other non-service revenues). Wireline EBITDA is calculated by adding back depreciation and amortization expense to Wireline operating income, and Wireline EBITDA margin is calculated by dividing Wireline EBITDA by Wireline total operating revenues.

Net Debt and the Net Debt to Adjusted EBITDA Ratio are non-GAAP financial measures that management believes are useful to investors and other users of our financial information in evaluating Verizon’s leverage. Net Debt is calculated by subtracting cash and cash equivalents from the sum of debt maturing within one year and long-term debt. For purposes of the Net Debt to Adjusted EBITDA Ratio, Adjusted EBITDA is calculated for the last twelve months. Management believes that this presentation assists investors and other users of our financial information in understanding trends that are indicative of future operating results given the non-operational nature of the items excluded from the calculation.

Adjusted Net Income attributable to Verizon (Adjusted Net Income) and Illustrative Adjusted Net Income attributable to Verizon (Illustrative Net Income) are non-GAAP measures that management believes are useful to investors and other users of our financial information in evaluating our operating results and understanding our operating trends. Adjusted Net Income is calculated by excluding the effect of non-operational or non-recurring items from the calculation of reported Net income attributable to Verizon. Illustrative Net Income is calculated by including adjustments for net income attributable to non-controlling interests, equity in earnings of unconsolidated businesses and interest expense as if Verizon had fully owned Verizon Wireless for the entire quarter.

Adjusted Earnings Per Common Share (Adjusted EPS) and Illustrative Adjusted Earnings Per Common Share (Illustrative EPS) are non-GAAP financial measures that management believes are useful to investors and other users of our financial information in evaluating our operating results and understanding our operating trends. Adjusted EPS is calculated by excluding the effect of non-operational or non-recurring items from the calculation of reported EPS. Illustrative EPS is calculated by including adjustments for net income attributable to noncontrolling interests, equity in earnings of unconsolidated businesses and interest expense as well as an adjustment for the dilutive effect of share issuances as if Verizon had fully owned Verizon Wireless for the entire quarter.

Free cash flow and Illustrative free cash flow attributable to Verizon are non-GAAP financial measures that management believes are useful to investors and other users of our financial information in evaluating cash available to pay debt and dividends. Free cash flow is calculated by subtracting capital expenditures from net cash provided by operating activities. Illustrative free cash flow attributable to Verizon is calculated by subtracting the portion of Verizon Wireless free cash flow that was available for distribution to Vodafone as the 45% noncontrolling partner in the Cellco Partnership joint venture until February 21, 2014, the date that Verizon acquired 100% ownership of Verizon Wireless. Management believes that Illustrative free cash flow attributable to Verizon provides additional relevant and useful information to investors and other users of our financial data in evaluating cash available to pay debt and dividends to Verizon common shareholders.

Consolidated Adjusted EBITDA and Adjusted EPS include pension expenses calculated based on the prior year-end discount rate and expected return on plan assets used during the first three quarters of the year, as opposed to the actual discount rate and return on plan assets, which are not available until December 31 or upon a remeasurement event. Management believes that excluding actuarial gains or losses as a result of a remeasurement provides investors and other users of our financial information with more meaningful sequential and year-over-year quarterly comparisons and is consistent with management’s evaluation of business performance.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press release and financial tables, dated April 24, 2014, issued by Verizon Communications Inc.

99.2	Investor presentation of Verizon’s first quarter 2014 financial results dated April 24, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date: April 24, 2014	/s/ Anthony T. Skiadas
Anthony T. Skiadas
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release and financial tables, dated April 24, 2014, issued by Verizon Communications Inc.

99.2	Investor presentation of Verizon’s first quarter 2014 financial results dated April 24, 2014.